[LOGO OF JANUS]









                                             Lincoln National
                                             Capital Appreciation Fund, Inc.
                                             Semi-Annual Report
                                             June 30, 2000

Lincoln National Capital Appreciation Fund, Inc.

Index

     Commentary

     Statement of Net Assets

     Statement of Operations

     Statements of Changes in Net Assets

     Financial Highlights

     Notes to Financial Statements

Lincoln National
Capital Appreciation Fund, Inc.

Managed by: [LOGO OF JANUS]

The Fund returned 2.0% (net of fees) for the six months ended June 30, 2000 versus its benchmark, the Russell 1000(R) Growth Index, return of 4.2%. Extreme volatility buffeted financial markets the first half of the year, fueled by uncertainty over the direction interest rates were headed. Powering performance was semiconductor maker Linear Technology, which recently reported record profits for its high-performance chips. Enron, the world's largest energy trader, also boosted results as investors recognized the potential for its global broadband network.

Additionally, computer-storage system maker EMC Corporation rewarded us as its growth continued to parallel that of the Internet, which every day produces more data that must be properly stored. On the downside, cable operator Comcast Corporation fell as a result of increased expenditures related to the introduction of Internet and other new services. Top holding Time Warner fell in the wake of uncertainty surrounding its merger with America Online. Furthermore, fast-food restaurant chain McDonald's was a drag on performance due to slower-than-anticipated new product introductions.



Blaine Rollins

                          Capital Appreciation Fund 1

Lincoln National
Capital Appreciation Fund, Inc.

Statement of Net Assets - Unaudited
June 30, 2000
Investments:

                                             Number         Market
Common Stock:                                of Shares      Value
------------------------------------------------------------------------
Aerospace & Defense: 0.4%
------------------------------------------------------------------------
Lockheed Martin                                349,995    $  8,684,251
------------------------------------------------------------------------

Banking, Finance & Insurance: 12.7%
------------------------------------------------------------------------
American Express                               824,895      42,997,652
Bank of New York                             1,226,965      57,053,873
Chase Manhattan                                123,727       5,699,175
Household International                        101,695       4,226,698
John Hancock Financial Services                340,775       8,072,108
M & T Bank                                      12,010       5,404,500
Merrill Lynch & Company                        413,250      47,523,750
Northern Trust                                 145,555       9,470,172
Prudential PLC (United Kingdom)              1,609,455      23,570,262
Schwab (Charles)                             1,784,721      60,011,244
Washington Mutual                              266,755       7,702,551
------------------------------------------------------------------------
                                                           271,731,985
Business Services: 0.6%
------------------------------------------------------------------------
Paychex                                        312,020      13,104,840
------------------------------------------------------------------------

Cable, Media & Publishing: 19.2%
------------------------------------------------------------------------
AT&T - Liberty Media Class A                 1,555,390      37,718,208
Adelphia Communications Class A *              140,090       6,566,719
Charter Communications Class A                 207,530       3,411,274
Clear Channel Communications *                 421,335      31,600,125
Cox Communications Class A *                   800,163      36,457,427
Hispanic Broadcasting                           44,560       1,476,050
Infinity Broadcasting Class A                  716,695      26,114,574
New York Times                                 149,585       5,908,608
Telewest Communications (United Kingdom)     3,052,320      10,517,163
Time Warner                                  2,121,822     161,258,472
Univision Communications Class A *             239,095      24,746,333
Viacom Class B *                               962,415      65,624,673
------------------------------------------------------------------------
                                                           411,399,626
Computers & Technology: 19.1%
------------------------------------------------------------------------
12 Technologies *                              135,891      14,168,760
3Com *                                          51,535       2,969,704
Aether Systems                                  42,925       8,799,625
America Online                                 278,530      14,692,458
Apple Computer *                               193,065      10,111,779
Automatic Data Processing                      240,155      12,863,302
Bea Systems *                                  382,345      18,902,181
Cisco Systems                                1,131,212      71,902,663
EMC *                                          591,610      45,516,994
Inktomi *                                       83,355       9,856,729
Linear Technology                            1,207,985      77,235,541
SDL *                                           20,335       5,799,288
Softbank                                        38,100       5,169,511
Sun Microsystems *                             482,185      43,848,698
Tibco Software                                 137,140      14,706,122
VeriSign                                       261,115      46,086,798
Veritas Software *                              58,070       6,562,817
------------------------------------------------------------------------
                                                           409,192,970
Electronics & Electrical: 12.1%
------------------------------------------------------------------------
Advanced Micro Devices *                        44,800       3,460,800
Conexant Systems *                             170,385       8,284,971
E-Tek Dynamics *                                32,115       8,472,338
General Electric                             1,135,900      60,202,700
Integrated Device Tech *                        53,610       3,209,899
Maxim Integrated Products *                    922,175      62,650,264
Murata Manufacturing                            53,000       7,600,681
NEC                                            362,000      11,358,338
PMC - Sierra                                    28,445       5,054,321
Symbol Technologies                            420,400      22,701,600
Texas Instruments                              980,210      67,328,174
------------------------------------------------------------------------
                                                           260,324,086

                                             Number         Market
Energy: 3.6%                                 of Shares      Value
------------------------------------------------------------------------
Coastal                                         53,945     $ 3,283,902
El Paso Energy                                 159,485       8,123,767
Enron                                        1,002,930      64,688,985
------------------------------------------------------------------------
                                                            76,096,654
Environmental Services: 0.3%
------------------------------------------------------------------------
Pe Corp- Pe Biosystems Group                    82,465       5,432,382
------------------------------------------------------------------------

Food, Beverage & Tobacco: 0.3%
------------------------------------------------------------------------
Coca-Cola Enterprises                          352,580       5,751,461
------------------------------------------------------------------------

Healthcare & Pharmaceuticals: 1.5%
------------------------------------------------------------------------
Allergan                                       146,015      10,878,118
Genentech *                                    100,100      17,217,200
Medtronic                                       98,040       4,883,618
------------------------------------------------------------------------
                                                            32,978,936
Industrial Machinery: 0.8%
------------------------------------------------------------------------
Dionex *                                       647,455      17,319,421
------------------------------------------------------------------------

Leisure, Lodging & Entertainment: 4.4%
------------------------------------------------------------------------
Carnival Cruise Lines                          247,135       4,819,133
EMI Group                                    1,645,517      15,260,651
McDonald's                                   1,751,170      57,679,162
Park Place Entertainment *                     730,550       8,903,578
Royal Caribbean Cruises                        395,105       7,309,443
------------------------------------------------------------------------
                                                            93,971,967
Retail: 3.8%
------------------------------------------------------------------------
Colgate-Palmolive                              334,110      20,004,836
Costco Wholesale                               544,000      17,952,000
eBay *                                         102,720       5,578,980
Gap                                            164,925       5,153,906
Home Depot                                     373,975      18,675,377
Staples *                                      923,090      14,192,509
------------------------------------------------------------------------
                                                            81,557,608
Telecommunications: 13.1%
------------------------------------------------------------------------
Comcast - Special Class A *                  2,334,030      94,528,215
Exodus Communications *                        343,365      15,816,250
Level 3 Communications                         174,890      15,390,317
Nextel Communications                          433,160      26,503,978
Nokia                                        1,045,315      52,200,418
Nokia Oyj (Finland)                             33,542       1,711,426
Nortel Networks                                 99,480       6,789,510
NTL *                                          199,655      11,954,343
NTT DoCoMo                                         691      18,686,241
Sprint *                                       120,830       7,189,385
Telefonos De Mexico SA                         337,600      19,285,400
Voicestream Wireless *                          66,452       7,728,160
Winstar Communications                          57,804       1,958,111
------------------------------------------------------------------------
                                                           279,741,754
Utilities: 1.1%
------------------------------------------------------------------------
Telefonica                                   1,144,549      24,583,196
------------------------------------------------------------------------

Total Common Stock: 93.0%
(Cost $1,400,406,217)                                    1,991,871,137
------------------------------------------------------------------------
Preferred Stocks:
------------------------------------------------------------------------
Winstar Communications 7.00%                    13,950         788,175
Winstar Communications 7.25%                    12,550       1,236,175
------------------------------------------------------------------------

Total Preferred Stocks: 0.1%
(Cost $2,886,720)                                            2,024,350
------------------------------------------------------------------------
Convertible Bonds:
------------------------------------------------------------------------
Cox Communications
3.0000% 3/14/30                              8,103,000       8,498,021
Liberty Media
4.0000% 11/15/29                               875,000       1,264,375
NTL
5.7500% 12/15/09                             7,000,000       5,530,000
------------------------------------------------------------------------

                          Capital Appreciation Fund 2

                                                            Market
                                                            Value
------------------------------------------------------------------------
Total Convertible Bonds: 0.7%
(Cost $16,347,994)                                      $   15,292,396
------------------------------------------------------------------------

                                             Par
Money Market Instruments:                    Amount
------------------------------------------------------------------------

Associates Corp
6.8539% 7/03/00                            $79,200,000      79,169,860
Federal Home Loan Bank
6.4878% 8/23/00                             25,000,000      24,763,892
Federal National Mortgage
6.4735% 7/28/00                             25,000,000      24,879,250
------------------------------------------------------------------------

Total Money Market Instruments: 6.0%
(Cost $128,813,002)                                        128,813,002
------------------------------------------------------------------------

Total Investments: 99.8%
(Cost $1,548,453,933)                                    2,138,000,885
------------------------------------------------------------------------

Other Assets Over Liabilities: 0.2%                          4,275,915
------------------------------------------------------------------------

Net Assets: 100.0%
(Equivalent to $30.727 per share based on
on 69,719,227 shares issued and outstanding             $2,142,276,800
------------------------------------------------------------------------

Components of Net Assets at June 30, 2000:
Common Stock, par value $.01 per share,
  100,000,000 authorized shares                                697,192
Paid in capital in excess of par value
  of shares issued                                       1,430,942,477
Undistributed net investment loss**                           (208,410)
Accumulated net realized gain on investments               120,736,549
Net unrealized appreciation of investments and
  foreign currencies                                       590,108,992
------------------------------------------------------------------------
Total Net Assets                                        $2,142,276,800
------------------------------------------------------------------------

*  Non-income producing security.

** Undistributed net investment loss includes net realized gain on foreign currencies. Net realized gains on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

ADR - American Depository Receipt

See accompanying notes to financial statements.

                          Capital Appreciation Fund 3

Lincoln National Capital Appreciation Fund, Inc.

Statement of Operations - Unaudited
Six months ended June 30, 2000

Investment income:
 Dividends                                                                                  $  3,265,468
---------------------------------------------------------------------------------------------------------
 Interest                                                                                      2,940,105
---------------------------------------------------------------------------------------------------------
 Less: Foreign withholding tax                                                                   (71,403)
---------------------------------------------------------------------------------------------------------
  Total investment income                                                                      6,134,170
---------------------------------------------------------------------------------------------------------

Expenses:
 Management fees                                                                               7,431,289
---------------------------------------------------------------------------------------------------------
 Accounting fees                                                                                 293,078
---------------------------------------------------------------------------------------------------------
 Custody fees                                                                                     60,882
---------------------------------------------------------------------------------------------------------
 Printing and postage                                                                             42,811
---------------------------------------------------------------------------------------------------------
 Directors fees                                                                                    2,100
---------------------------------------------------------------------------------------------------------
 Other                                                                                            34,353
---------------------------------------------------------------------------------------------------------
  Total expenses                                                                               7,864,513
---------------------------------------------------------------------------------------------------------
Net investment loss                                                                           (1,730,343)
---------------------------------------------------------------------------------------------------------

Net realized and unrealized gain (loss) on investments and
foreign currency transactions:
 Net realized gain on:
  Investment transactions                                                                    117,052,836
---------------------------------------------------------------------------------------------------------
  Foreign currency transactions                                                                1,191,616
---------------------------------------------------------------------------------------------------------
  Net realized gain on investment
  and foreign currency transactions                                                          118,244,452
---------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation of:
---------------------------------------------------------------------------------------------------------
   Investments                                                                               (79,714,088)
---------------------------------------------------------------------------------------------------------
   Foreign currency                                                                              414,391
---------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation/depreciation on investments and foreign currency    (79,299,697)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign currency                          38,944,755
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                        $ 37,214,412
---------------------------------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                  Six months
                                                                  ended
                                                                  6/30/00            Year ended
                                                                  (Unaudited)        12/31/99
                                                                  ----------------------------------
Changes from operations:
 Net investment income (loss)                                     $    (1,730,343)   $      322,938
----------------------------------------------------------------------------------------------------
 Net realized gain on investment and foreign currency transactions    118,244,452       101,620,530
----------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation/depreciation
 of investments and foreign currency                                  (79,299,697)      417,831,016
----------------------------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                              37,214,412       519,774,484
----------------------------------------------------------------------------------------------------

Distributions to shareholders from:
 Net realized gain on investment transactions                         (91,977,656)       (7,376,586)
----------------------------------------------------------------------------------------------------
  Total distributions to shareholders                                 (91,977,656)       (7,376,586)
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from capital share transactions  283,963,845       629,941,949
----------------------------------------------------------------------------------------------------

 Total increase in net assets                                         229,200,601     1,142,339,847
----------------------------------------------------------------------------------------------------

Net Assets, beginning of period                                     1,913,076,199       770,736,352
----------------------------------------------------------------------------------------------------
Net Assets, end of period                                          $2,142,276,800    $1,913,076,199
----------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                          Capital Appreciation Fund 4

Lincoln National Capital Appreciation Fund, Inc.

Financial Highlights
(Selected data for each capital share outstanding throughout each period)

                                               Six months
                                               ended
                                               6/30/00        Year ended December 31,
                                               (Unaudited)    1999         1998        1997         1996        1995
                                              ----------------------------------------------------------------------------
Net asset value, beginning of period           $ 31.466       $ 21.772     $ 17.530    $ 14.504     $ 12.916    $ 10.152

Income from investment operations:
   Net investment income (loss)(2)               (0.026)         0.007       (0.003)      0.050        0.135       0.116
   Net realized and unrealized gain
      on investments and foreign currency         0.667          9.839        6.127       3.510        2.051       2.764
                                              ----------------------------------------------------------------------------
   Total from investment operations               0.641          9.846        6.124       3.560        2.186       2.880
                                              ----------------------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income               -              -       (0.050)          -       (0.135)     (0.116)
   Distributions from net realized gain on
      investment transactions                    (1.380)        (0.152)      (1.832)     (0.534)      (0.463)          -
                                              ----------------------------------------------------------------------------
   Total dividends and distributions             (1.380)        (0.152)      (1.882)     (0.534)      (0.598)     (0.116)
                                              ----------------------------------------------------------------------------
Net asset value, end of period                 $ 30.727       $ 31.466     $ 21.772    $ 17.530     $ 14.504    $ 12.916
                                              ----------------------------------------------------------------------------

Total Return(1)                                    2.02%         45.46%       37.96%      25.29%       18.02%      28.69%

Ratios and supplemental data:
   Ratio of expenses to average net assets         0.76%(3)       0.78%        0.83%       0.89%        0.93%       1.07%
   Ratio of net investment income (loss)
      to average net assets                        0.17%(3)       0.03%       (0.01%)      0.35%        0.99%       1.00%
   Portfolio Turnover                             33.49%         59.68%       77.99%     137.07%       92.73%     195.63%
   Net assets, end of period (000 omitted)   $2,142,277     $1,913,076     $770,736    $451,036     $267,242    $127,936

(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission. These percentages are based on the underlying mutual fund shares. The total return percentages in the table are NOT calculated on the same basis as the performance percentages in the letter at the front of this booklet (those percentages are based upon the change in unit value).

(2) Per share information for the periods ended June 30, 2000, December 31, 1999 and 1998 were based on the average shares outstanding method.

(3) Annualized.

See accompanying notes to financial statements.

                          Capital Appreciation Fund 5

Lincoln National Capital Appreciation Fund, Inc.

Notes to Financial Statements - Unaudited
June 30, 2000

The Fund: Lincoln National Capital Appreciation Fund, Inc. (the "Fund") is registered as open-end diversified management investment company under the Investment Company Act of 1940, as amended. The Fund's shares are sold only to The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York (the "Companies") for allocation to their variable annuity products.

The Fund's investment objective is to maximize long-term growth of capital in a manner consistent with preservation of capital. The Fund primarily buys stocks in a large number of companies of all sizes if the companies are competing well and if their products or services are in high demand. It may also buy money market securities and bonds, including high-risk bonds.

1. Significant Accounting Policies

Investment Valuation: All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Investment Transactions and Investment Income: Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis and includes amortization of any premium and discount. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates. Realized gains or losses from investment transactions are reported on an identified cost basis.

Foreign Currency Transactions: The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in a foreign currency are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the statement of operations. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

Reported net realized gains and losses on foreign currency transactions arise from sales and maturities of forward foreign currency contracts, currency gains and losses between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund_s books and the U.S. dollar equivalent of the amounts actually received or paid. Net change in unrealized appreciation or depreciation on translation of assets and liabilities in foreign currencies arise from changes in the value of other assets and liabilities at the end of the period resulting from changes in the exchange rates.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Taxes: The Fund has complied with the special provisions of the Internal Revenue Code for regulated investment companies. As such, the Fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

2. Management Fees and Other Transactions With Affiliates

Lincoln Investment Management Company (the "Advisor") and its affiliates manage the Fund_s investment portfolios and maintain its accounts and records. For these services, the Advisor receives a management fee at an annual rate of .75% of average daily net assets of the Fund on the first $500 million and .70% in excess of $500 million. The sub-advisor, Janus Capital Management, is paid directly by the Advisor.

                          Capital Appreciation Fund 6

Delaware Service Company ("Delaware"), an affiliate of the Advisor, provides accounting services and other administration support to the Fund. For these services, the Fund pays Delaware a monthly fee based on average net assets, subject to certain minimums.

If the aggregate annual expenses of the Fund, including the management fee, but excluding taxes, interest, brokerage commissions relating to the purchase or sale of portfolio securities and extraordinary non-recurring expenses, exceed 1.50% of the average daily net assets of the Fund, the Advisor will reimburse the Fund in the amount of such excess. No reimbursement was due for the six months ended June 30, 2000.

Certain officers and directors of the Fund are also officers or directors of the Company and receive no compensation from the Fund. The compensation of unaffiliated directors of the Fund is borne by the Fund.

3. Investments

The cost of investments for federal income tax purposes approximates cost for book purposes. The aggregate cost of investments purchased, and the aggregate proceeds from investments sold for the six months ended June 30, 2000 and the aggregate gross unrealized appreciation, the aggregate gross unrealized depreciation and the net unrealized appreciation at June 30, 2000 are as follows:

         Aggregate              Aggregate             Gross                 Gross              Net
         Cost of                Proceeds              Unrealized            Unrealized         Unrealized
         Purchases              From Sales            Appreciation          Depreciation       Appreciation
         ---------------------------------------------------------------------------------------------------
         $787,024,208           $669,880,569          $671,168,627          $(81,621,675)      $589,546,952

4. Supplemental Financial Instruments Information

Forward Foreign Currency Contacts: The fund may enter into foreign currency contracts to hedge risks of fluctuations in specific transactions or portfolio positions. Forward foreign currency contracts obligate the Fund to take or deliver a foreign currency at a future date at a specified price. The realized and unrealized gain on the contracts is reflected in the accompanying financial statements. The Fund is subject to the credit risks that the counter parties to these contracts will fail to perform; although the risk is minimized by purchasing such agreements from financial institutions with long standing, superior performance records. In addition, the fund is subject to the market risks associated with unanticipated movements in the value of a forgein currency relative to the U.S. dollar. Forward foreign currency contracts that were open at June 30, 2000 were as follows:

         Contracts to        Foreign                   U.S. Cost                         Unrealized
         Receive (Deliver)   Currency                 (Proceeds)     Settlement Dates    Gain (Loss)
----------------------------------------------------------------------------------------------------
             (4,600,000)     Great Britain Pound      $ (7,040,300)  January 2001         $ 49,987
             (5,500,000)     Great Britain Pound        (8,470,385)  September 2000        138,444
            (20,000,000)     European Monetary Unit    (19,373,900)  January 2001           41,733
         (1,305,000,000)     Japanese Yen              (12,369,194)  September 2000        (99,660)
           (200,000,000)     Japanese Yen               (1,888,915)  September 2000         17,579
         (2,260,000,000)     Japanese Yen              (21,993,830)  September 2000        423,421
           (250,000,000)     Japanese Yen               (2,427,609)  October 2000           29,759
                                                                                         ---------
                                                                                          $601,263
                                                                                          ========

5. Market Risks

The Fund invests in foreign securities. As a result, there may be additional risks, such as the investments being subject to restrictions as to repatriation of cash back to the United States and to political or economic uncertainties. At June 30, 2000 the Fund did not have investments in excess of 5% of assets in any individual foreign country.

                          Capital Appreciation Fund 7

6. Summary of Changes From Capital Share Transactions

                                                       Shares Issued Upon                                  Net Increase
                             Capital                   Reinvestment of         Capital Shares              Resulting From Capital
                             Shares Sold               Dividends               Redeemed                    Share Transactions
                            -------------------------------------------------------------------------------------------------------
                             Shares      Amount        Shares     Amount       Shares       Amount         Shares      Amount
                            -------------------------------------------------------------------------------------------------------
Six months ended
  June 30, 2000 (unaudited):  7,405,932  $238,440,671  2,976,238  $91,977,656  (1,461,981)  $(46,454,482)   8,920,189  $283,963,845

Year ended
December 31, 1999:           25,575,402   635,678,317    313,390    7,376,586    (489,775)   (13,112,954)  25,399,017   629,941,949

7. Distribution to Shareholder

The Fund declares and distributes a dividend on net investment income, if any, semi-annually. Distributions of net realized gains, if any, are declared and distributed annually.




                          Capital Appreciation Fund 8